Better Cancer Medicine Deutsche Bank 38 th Annual Healthcare Conference Jonathan Lewis, MD, PhD Chief Executive Officer Exhibit 99.1 May 29, 2013

Forward-Looking Statements
This presentation contains certain forward-looking information about ZIOPHARM Oncology that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of
1995, as amended. Forward-looking statements are statements that are not historical facts. Words such as “expect(s),”
“feel(s),” “believe(s),” “will,” “may,” “anticipate(s)” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to, statements regarding our ability to successfully develop and commercialize our therapeutic products; our ability to expand our long-term business opportunities; financial projections and estimates and their underlying assumptions; and future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the
Company, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether any of our therapeutic candidates will advance further in the clinical trials process and whether and when, if at all, they will receive final approval from the U.S. Food and Drug Administration or equivalent foreign regulatory agencies and for which indications; whether any of our therapeutic candidates will be successfully marketed if approved; whether our
DNA-based biotherapeutics discovery and development efforts will be successful; our ability to achieve the results contemplated by our collaboration agreements; the strength and enforceability of our intellectual property rights;
competition from pharmaceutical and biotechnology companies; the development of and our ability to take advantage of the market for DNA-based biotherapeutics; our ability to raise additional capital to fund our operations on terms acceptable to us; general economic conditions; and the other risk factors contained in our periodic and interim reports filed with the SEC including, but not limited to, our Annual Report on Form 10-K for the fiscal year ended December 31,
2012, and our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2013. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.
May 29, 2013

DNA Therapeutics Using the power of DNA to treat and prevent cancer May 29, 2013

May 29, 2013
•
Paradigm-shifting, synthetic biology technology for precise, controlled delivery of therapeutic proteins in vivo
•
Engineered approach to product design allows us to rapidly develop new genetically-based treatments for cancer with multiple effectors
•
Focused, disciplined and iterative approach to development decreases risk through:
–
Early “go/no go” decisions
–
Fast proof-of-concept and preclinical validation
–
Creating a virtuous circle of product development and improvement
–
Minimizing expense
•
Lead candidate, Ad-RTS-IL-12 in Phase 2 clinical trials for melanoma and breast cancer
DNA-Based Therapeutics

May 29, 2013
Cells
DC
T Cell
B Cell Macrophage NK cell Treg
Other
immune cells
Direct tumor lysis
ADCC
Complement cytotoxicity
Innate immunity stimulation
Adaptive immunity stimulation
Immune evasion inhibition
Pro-apoptosis
Necrosis
Anti-angiogenesis
Growth inhibition
Anti-tumor metabolism
EMT blockade
Anti-tumor function
MSC Epithelial Endothelial Fibroblast and ECM Tumor cell
Tumor and microenvironment
Effectors
Immune cells
Non-immune
Cytokines mAb scFv
scFv
toxin
Systemic
decoy
Intracellular
decoy
Metabolic
Enzyme
Protein
Ligand
RNA
Molecular and Cellular Oncology DNA-Coded Toolset

May 29, 2013
A Platform System for Rapidly Developing
Controllable DNA Therapies
Inventoried DNA modules
Monogenic
Multigenic
Viral delivery vector
RheoSwitch
Therapeutic System
®
3’
Target Gene(s)
for Expression
Intramuscular Cell Plasmid
REG

May 29, 2013 Using Natural Cell Biology to Regulate Proteins Target Cell Controlled Therapeutic proteins Adaptable Precision mRNA Oral ligand activates DNA, protein production begins Translation

May 29, 2013
Ad IL-12
Melanoma
Breast
GBM
DC IL-12
Melanoma
GBM
Cell signal targeting
Multigenic platforms
Immunotherapy Programs
Palifosfamide
(SCLC)
Science-Driven Oncology Portfolio
IND
Compound
Pre Clinical
Phase 1
Phase 2

IL-12 Program Ad-RTS-IL-12 DC-RTS-IL-12 May 29, 2013

Oral
Activator
Ad-RTS-IL-12
Oral
Activator
Distant Tumors
Intratumoral Injection
NK
CTLs
Cytotoxic
Response
CD8+
APC
Lymphatics
CD4+
IL-12
Oral Activator
Draining
Lymph Node

ZIOPHARM Oncology www.ziopharm.com

May 29, 2013
Ad-RTS-IL-12
•
Interleukin-12 (IL-12) is
a potent, naturally
occurring anti-cancer
protein central to
initiation and regulation
of cellular  anti-cancer
immune responses
•
Regulated intratumoral
expression of IL-12
promotes activation of
TIL’s to drive a cytotoxic
immune response
against distant tumors

May 29, 2013 Increases CD8 + TILs in the 4T1 Syngeneic Mouse Model Vehicle INXN-1001 150 mg/m 2 + Ad-RTS-mIL-12 1x10 10 vp

Tumor Volume (mm3)
Group 1
Group 2
Group 3
Group 4
1000
900
800
700
600
500
400
300
200
100
0
11
12
14
18
19
21
Days Post Tumor Cell Inoculation

ZIOPHARM Oncology
www.ziopharm.com

May 29, 2013
Systemic Tumor Response in B16 Melanoma Model
Group 1 untreated; Group 2 AL in food ~675 mg/m
2
/day; Group 3 Ad-RTS-mIL-12 1x10
10
vp
Days  12 & 19; Group 4 AL + Ad-RTS-mIL-12.  Arrows = administration of Ad-RTS-mIL-12
Treated Tumor on the Right Flank Untreated Tumor on the Left Flank

May 29, 2013
A Phase I/II, Open Label Study of Ad-RTS-hIL-12 + AL in
Subjects with Unresectable Stage III or IV Melanoma
•
3 + 3, single-arm design
•
Primary endpoint – Safety and tolerability of intratumoral injections of
1012 vp
Ad-RTS-hIL-12 in combination with escalating doses of
INXN-1001
•
Secondary endpoint – Inform the selection of a dose of INXN-1001
•
Phase I dose escalation complete
•
Phase II ongoing (preliminary data 1H 2014)
5mg
(INXN-1001)
20mg
(INXN-1001)
100mg
(INXN-1001)
160mg
(INXN-1001)
160mg
(INXN-1001)
12 subjects in Phase I (dose escalation)
Up to 15 subjects in Phase 2 (expansion)

γ

INJECT
cm
SPEC C1D1
DATE 4/30/12

ZIOPHARM Oncology www.ziopharm.com

Prominent Inflammatory Response Correlates with
High levels of IFN-
•
Initial increase in lesion size due to
inflammatory response seen at Cycle 1
Day 16
•
Lesion was undetectable  at Cycle 2 Day 1
•
Subject ultimately progressed and was
taken off study
C1D1
C1D1
C1D16
C1D16
C2D1
C2D1
May 29, 2013

•
Clinical activity at 100 mg and 160 mg doses coincided with the highest serum levels of IL-12 and IFN-
Summary of Immunological and Clinical Activity
–
Prominent inflammatory responses in injected and non-injected lesions
–
Decrease in size of injected and non-injected lesions
•
Clinical activity at higher dose cohorts (5 of 7, 71%)
–
4-fold median increases from baseline at peak levels compared with lower dose cohorts
•
Dose-dependent increase in serum levels of IL-12 and IFN-
•
Flow cytometric analyses of PBMCs revealed
–
7-fold and 4-fold median increase from baseline at peak levels in absolute CD3+ and CD8+ T cell values, respectively, compared with lower dose cohorts
May 29, 2013

Summary of Safety
May 29, 2013
•
Controlled expression of IL-12 limits systemic toxicity while inducing biological and clinical activity in a dose-dependent fashion
–
Toxicity reversible on stopping oral activator ligand
•
The most common related TEAEs (   20% of subjects):
•
Chills and Pyrexia (73% each), Nausea (67%), Fatigue (60%),
Vomiting (33%), Anorexia (27%), Arthralgia and Diarrhea (20%
each)
•
Toxicity profile is consistent with the MOA of the drug
•
No DLT identified
•
One unrelated death secondary to septicemia

•
Preclinical
–
Intratumoral administration of Ad-RTS-mIL-12 (Ad) in 4T1 BALB/c mouse breast carcinoma model: dose-related decrease in tumor growth rate. (AACR 2013)
–
Therapeutic strategy appears to be well tolerated
•
Phase 2
–
Multi-center, randomized, open-label
–
Ad-RTS IL-12 in combination w/palifosfamide
–
Non-resectable, recurrent or metastatic breast cancer
–
Enrolling up to 68 patients
–
Early data expected year end 2013
Advanced Breast Cancer
May 29, 2013

Tumor Volume V/V0

ZIOPHARM Oncology www.ziopharm.com

Dose-dependent Anti-Tumor Activity of in
Murine 4T1 (Breast Cancer) Model
4
2
0
6
8
10
12
14
16
5 10
15
Time (Days)
20 25 30
0
Vehicle Control
Ad-RTS-mIL12 (AD)
INXN-1001 (AL) 15 mg/m2
AD + AL 15 mg/m2
AD + AL 30 mg/m2
AD + AL 75 mg/m2
AD + AL 150
mg/m2 IPM 40
mg/m2
IPM 80 mg/m2
IPM 120 mg/m2
AD + AL 30 mg/m2 + IPM 40mg/m2
AD + AL 30 mg/m2 + IPM 120
mg/m2
Tumor Size Quadruple
Start of Treatment
May 29, 2013

Percent survival

ZIOPHARM Oncology www.ziopharm.com

Glioblastoma Multiforme: Promising Preclinical Activity
100 % survival observed with Ad-RTS-IL-12 + AL or DC-RTS-IL-12 + AL
INXN-1001 dosing Day 4 to EOS at ~ 675 mg/m²/day in chow; DC –RTS-IL12 or Ad-RTS-IL12 on Day 5
Kaplan Meier Survival in GL261 Orthotopic Syngeneic Mouse Glioma Model
0 10 20 30 40 50 60 70 80
0
20
40
60
80
100
No Treatment
DC-no vector
DC-RTS-IL12 (MOI 10000)
Ad-RTS-IL12 (5x10
9
)
AL chow
Ad-RTS-IL12 (5x10
9
) + AL
DC-RTS-IL12 (MOI 10000) + AL
Time (Days)
May 29, 2013

May 29, 2013 Preclinical and Discovery Programs

A Platform System for Rapidly Developing
Controllable DNA Therapies
Inventoried DNA modules
Monogenic
Multigenic
Viral delivery vector
RheoSwitch
Therapeutic System®
3’ REG
Target Gene(s)
for Expression
Intramuscular Cell Plasmid
May 29, 2013

Using Natural Cell Biology to Regulate Proteins May 29, 2013 Precision Oral ligand activates DNA, protein production begins Controlled Therapeutic proteins Adaptable Translation mRNA Target Cell

IP1:
LacZ
IP1:
LacZ
rLUC
rLUC
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
SP-RTS
SP-RTS
IP2:
fLuc
IP2:
fLuc
rLUC
rLUC
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
SP-RTS
SP-RTS
IP3:
SEAP
IP3:
SEAP
rLUC
rLUC
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
SP-RTS
SP-RTS
IP4:
GUS
IP4:
GUS
rLUC
rLUC
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
Stuffer
SP-RTS
SP-RTS
IP4:
GUS
IP4:
GUS
rLUC
rLUC
SP-RTS
SP-RTS
IP1:
LacZ
IP1:
LacZ
IP2:
fLuc
IP2:
fLuc
IP3:
SEAP
IP3:
SEAP
#: Not significantly different than
background (p>0.05)
*: Not significantly different than
the control (p>0.05)
Next Generation: Multigenic Approach
0.0 1.0 2.0 3.0 4.0 5.0
6.0
7.0
8.0
LacZ/rLUC Uninduced
SEAP/rLUC Uninduced
LacZ/rLUC Induced
SEAP/rLUC Induced
fLUC/rLUC Uninduced
GUS/rLUC Uninduced
fLUC/rLUC Induced
GUS/rLUC Induced
Conclusion:
4 Inducible gene programs can be placed in parallel on the
same vector without affecting gene program performance
May 29, 2013

Small Molecule Programs May 29, 2013

Small Molecule Programs
Palifosfamide
Bi-functional DNA alkylating agent that has activity in multiple tumors by evading typical resistance pathways, less toxic and ease of administration
Phase 3 soft tissue sarcoma program terminated, ongoing adaptive Phase 3 in small cell lung
Indibulin
Novel oral tubulin binding agent; expected low toxicity, neurotoxicity not seen
Ongoing Phase 1/2 study in metastatic breast cancer
Darinaparsin
Novel mitochondrial- and hedgehog-targeted agent (organic arsenic); oral and IV
Ongoing studies in partnership with Solasia
May 29, 2013

Expected Milestones
Program Milestone Timing
2013
IL-12
Melanoma preliminary Phase 2 data
4Q
Breast cancer preliminary Phase 2 data 4Q
GBM preclinical proof of concept 4Q
Multigenic platforms Preclinical data 4Q
Immunotherapy
Programs
Preclinical data 4Q
2014
Palifosfamide Interim SCLC data (MATISSE) 1H
IL-12
GBM Phase 1 / 2 study initiation
1H
Melanoma Phase 2 data 1H
Breast Phase 2 data 2H
May 29, 2013

• Primary shares outstanding: approximately 82.9M • Cash: approximately $55.7M @ 3/31/13 • Current cash resources expected to support operations into 1Q 2014 Financial Highlights May 29, 2013

•
Paradigm-shifting, synthetic biology technology for precise, controlled delivery of therapeutic proteins in vivo
•
Engineered approach to product design allows us to rapidly develop new genetically-based treatments for cancer with multiple effectors
•
Focused, disciplined and iterative approach to development
•
Lead therapeutic Ad-RTS-IL-12 in Phase 2 melanoma and breast cancer for early validation of target and platform
•
“Next-wave” of therapeutic approaches in research pipeline
(antibody technology, protein-protein technology, immunotoxins, etc.)
•
Well capitalized through data inflection points
Conclusion
May 29, 2013

Better Cancer Medicine Deutsche Bank 38 Annual Healthcare Conference Jonathan Lewis, MD, PhD Chief Executive Officer th May 29, 2013